    SEI Tax
    Exempt Trust
HOW TO READ THIS PROSPECTUS
------------------------------------------------------------------------

SEI Tax Exempt Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors. This prospectus gives you important information about Class B and C Shares of the Institutional Tax Free Fund and California Tax Exempt Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:

     INSTITUTIONAL TAX FREE FUND..........................................2
     CALIFORNIA TAX EXEMPT FUND...........................................4
     THE FUNDS' OTHER INVESTMENTS.........................................6
     THE ADVISER..........................................................6
     PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................7
     DIVIDENDS, DISTRIBUTIONS AND TAXES...................................9
     FINANCIAL HIGHLIGHTS................................................10
     HOW TO OBTAIN MORE INFORMATION ABOUT SEI TAX EXEMPT TRUST...Back Cover

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MUNICIPAL SECURITIES

The Funds invest primarily in municipal securities. Municipal securities are bonds and other fixed income securities issued by state and local governments and their agencies (such as housing or hospital authorities) to finance capital expenditures and operations. The obligation to pay principal and interest on municipal securities may be a general obligation of the state or local government, but may be supported only by an agency or a particular source of revenues. Therefore, municipal securities vary in credit quality.

Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuers current or future ability to make principal or interest payments. A strategy to invest in investment grade securities reduces but does not eliminate this risk.

Generally, the income from municipal securities is exempt from Federal income taxes, and also may be exempt from certain state or local taxes depending on an investor's state of residence. Even so, income from certain obligations may be subject to Federal alternative minimum taxes.

                                                                    PROSPECTUS 1

                                                                    INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you invest, you should know a few things about investing in mutual funds.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of its Adviser. The Adviser invests the Funds' assets in a way it believes will help the Funds achieve their goal. Still, investing in a Fund involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser makes judgments about the economy, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.

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YEAR 2000 RISKS

Like other mutual funds (and most organizations around the world), the Funds could be affected by computer problems related to the transition to the year 2000. While no one knows if these problems will have any impact on the Funds or on the financial markets in general, the Funds are taking steps to protect investors. These include efforts to ensure that the Funds' own systems are prepared to make the transition to the year 2000, and to determine that the problem will not affect the systems used by the Funds' mission-critical service providers. The Funds have also sought and received assurances from these service providers that they are devoting significant resources to prevent material adverse consequences to the Funds. Whether these steps will be effective can only be known for certain in the year 2000. While such assurances have been received, year 2000 problems may ultimately negatively affect the companies and governments whose securities the Funds purchase, which may have an impact on the value of the Funds' shares. There is additional information on these risks in the Statement of Additional Information.

2 PROSPECTUS

INSTITUTIONAL TAX FREE FUND

INVESTMENT SUMMARY

INVESTMENT GOAL                                     Preserving principal and maintaining liquidity
                                                    while providing current income exempt from Federal
                                                    income taxes.
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Very low
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing an adviser experienced in selecting
                                                    municipal securities, the Fund invests in high
                                                    quality, short-term tax-exempt money market
                                                    securities.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Institutional Tax Free Fund is a money market fund that invests substantially all (at least 80%) of its assets in municipal money market securities that pay interest that is exempt from Federal income taxes. The issuers of these securities are state and local government agencies located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser seeks to choose securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers on a sound financial footing. The Adviser also considers sector allocation and relative valuations in selecting securities for the Fund. The Fund may, to a limited extent, invest in securities subject to the alternative minimum tax or in taxable municipal securities.

The Fund invests in high quality, short-term debt securities, commonly known as money market instruments. These include municipal bonds, notes and tax exempt commercial paper, as well as certain taxable securities and repurchase agreements. The Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING IN THE INSTITUTIONAL TAX FREE FUND?

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Changes to the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. The Fund's securities may change in value in response to changes in interest rates and other factors. When interest rates are rising, the Fund's securities might decline in value.

Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

An investment in a money market fund is not a bank deposit. Although the Fund, like all money market funds, seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

                                                                    PROSPECTUS 3

                                                     INSTITUTIONAL TAX FREE FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the Institutional Tax Free Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class B Shares from year to year for seven years.* Since Class B Shares are invested in the same portfolio of securities, returns for Class B Shares will be substantially similar to those of the Class C shares, shown here, and will differ only to the extent that each Class has different expenses.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991           4.44%
1992           2.89%
1993           2.26%
1994           2.68%
1995           3.60%
1996           3.28%
1997           3.36%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS B TOTAL RETURN FROM 1/1/98 TO 9/30/98 WAS 2.28%.

BEST QUARTER  WORST QUARTER
   1.16%          0.49%
 (3/31/91)      (3/31/94)

This table shows the Fund's average annual total returns for Class B and Class C Shares for the periods ending December 31, 1997.

                                                        SINCE
                                                        FUND
                                     1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------------
INSTITUTIONAL TAX
  FREE FUND --
  CLASS B SHARES                      3.21%    2.90%     3.16%*
---------------------------------------------------------------
INSTITUTIONAL TAX
  FREE FUND --
  CLASS C SHARES                      3.00%       --    2.94%**
---------------------------------------------------------------

 * THE INCEPTION DATE FOR CLASS B SHARES OF THE FUND IS OCTOBER 15, 1990. ** THE INCEPTION DATE FOR CLASS C SHARES OF THE FUND IS SEPTEMBER 11, 1995.

                           Please call 1-800-DIAL-SEI
                      to obtain the Fund's current yield.

--------------------------------------------------------------------------------
FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the highest fees and expenses that you may currently pay if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                          CLASS B   CLASS C
Investment Advisory Fees                   0.04%      0.04%
Distribution (12b-1) Fees                   None       None
Other Expenses                             0.69%      0.89%
                                          -------   -------
Total Annual Fund Operating Expenses       0.73%*     0.93%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND THE DISTRIBUTOR ARE EACH WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND/OR THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

    INSTITUTIONAL TAX FREE FUND--CLASS B            0.63%
    INSTITUTIONAL TAX FREE FUND--CLASS C            0.83%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B Shares                   $75     $233     $406      $906
Class C Shares                   $95     $296     $515     $1,143

4 PROSPECTUS

CALIFORNIA TAX EXEMPT FUND

INVESTMENT SUMMARY

INVESTMENT GOAL                                     Preserving principal and maintaining liquidity
                                                    while providing current income exempt from Federal
                                                    and California personal income taxes.
------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                              Very low
------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                       Utilizing an adviser experienced in selecting
                                                    municipal securities, the Fund invests in high
                                                    quality, short-term California municipal money
                                                    market securities.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The California Tax Exempt Fund is a money market fund that invests substantially all (at least 80%) of its assets in municipal money market securities that pay interest that is exempt from Federal and California income taxes. The principal issuers of these securities are state and local governments and agencies located in California, as well as the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser seeks to choose securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers on a sound financial footing. The Adviser also considers sector allocation and relative valuations in selecting securities for the Fund. The Fund may, to a limited extent, invest in securities subject to the alternative minimum tax or in taxable municipal securities.

The Fund invests in high quality, short-term debt securities, commonly known as money market instruments. These include municipal bonds, notes and tax exempt commercial paper, as well as certain taxable securities and repurchase agreements. The Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

WHAT ARE THE RISKS OF INVESTING IN CALIFORNIA TAX EXEMPT FUND?

There may be economic or political changes that impact the ability of issuers of California municipal securities to repay principal and to make interest payments on securities owned by the Fund. Changes to the financial condition of California municipal issuers also may adversely affect the value of the Fund's securities. For example, financial difficulties of the State, its counties, municipalities and school districts that hinder efforts to borrow and credit ratings are factors which may affect the Fund. As a result, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

The Fund's securities may change in value in response to interest rate changes and other factors. When interest rates are rising, the Fund's securities might decline in value.

Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

An investment in a money market fund is not a bank deposit. Although the Fund, like all money market funds, seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

                                                                    PROSPECTUS 5

                                                      CALIFORNIA TAX EXEMPT FUND

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the volatility of an investment in the California Tax Exempt Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for seven years.* Since Class A Shares are invested in the same portfolio of securities, returns for Class B and C Shares will be substantially similar to those of the Class A Shares, shown here, and will differ only to the extent that each Class has different expenses.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991           4.44%
1992           2.89%
1993           2.26%
1994           2.68%
1995           3.60%
1996           3.28%
1997           3.36%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS A TOTAL RETURN FROM 1/1/98 TO 9/30/98 WAS 2.29%.

BEST QUARTER  WORST QUARTER
   1.15%          0.50%
 (3/31/91)      (3/31/94)

This table shows the Fund's average annual total returns for Class A Shares for the periods ending December 31, 1997.

                                                        SINCE
                                                        FUND
                                     1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------------
CALIFORNIA TAX EXEMPT FUND -- CLASS
  A SHARES                            3.36%    3.03%     3.44%*
---------------------------------------------------------------

* THE INCEPTION DATE FOR CLASS A SHARES OF THE FUND IS MAY 14, 1990. THE INCEPTION DATE FOR CLASS B SHARES OF THE FUND IS JULY 15, 1998. AS OF OCTOBER 1, 1999, CLASS C SHARES WERE NOT YET OPEN TO INVESTORS.

                           Please call 1-800-DIAL-SEI
                      to obtain the Fund's current yield.

--------------------------------------------------------------------------------
FUND FEES AND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services and other costs of doing business. This table describes the highest fees and expenses that you may currently pay if you hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

                                           CLASS B      CLASS C
Investment Advisory Fees                     0.04%          0.04%
Distribution (12b-1) Fees                     None           None
Other Expenses                               0.56%          0.76%
                                          ----------   ----------
Total Annual Fund Operating Expenses         0.60%*         0.80%*

* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADMINISTRATOR AND THE DISTRIBUTOR ARE EACH WAIVING A PORTION OF THEIR FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THE ADMINISTRATOR AND/OR THE DISTRIBUTOR MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES ARE AS FOLLOWS:

    CALIFORNIA TAX EXEMPT FUND--CLASS B             0.58%
    CALIFORNIA TAX EXEMPT FUND--CLASS C             0.78%

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B Shares                   $61     $192     $335      $750
Class C Shares                   $82     $255     $444      $990

6 PROSPECTUS

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS

THE FUNDS' OTHER INVESTMENTS

Each Fund may invest in other securities, use other strategies and engage in investment practices other than those listed in the Fund Summaries, and they are described in detail in the Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. The Funds will do so only if the Adviser believes that the risk of loss outweighs the opportunity for taxable gains and higher taxable income.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers its investment program. The Board of Trustees supervises the Adviser and establishes policies that it must follow in its management activities.

Weiss, Peck & Greer, L.L.C., serves as the Adviser to the Institutional Tax Free Fund and California Tax Exempt Fund. As of August 31, 1998, Weiss, Peck & Greer, L.L.C. had approximately $15 billion in assets under management. For the fiscal year ended August 31, 1998, Weiss Peck received advisory fees of:

INSTITUTIONAL TAX FREE FUND.......................  0.04%
CALIFORNIA TAX EXEMPT FUND........................  0.04%

WEISS, PECK & GREER, L.L.C.: Janet Fiorenza is a portfolio manager at Weiss, Peck & Greer, L.L.C. Ms. Fiorenza has been with Weiss, Peck & Greer, L.L.C. since 1988, and with its predecessor since 1980. She manages the California Tax Exempt, Tax Free, Pennsylvania Tax Free, Institutional Tax Free and Ohio Tax Free Funds. She has more than 18 years of investment experience.

                                                                    PROSPECTUS 7

                                 PURCHASING, SELLING, AND EXCHANGING FUND SHARES

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day). The Funds offer Class B and C Shares only to financial institutions and financial intermediaries for their own or their customers' accounts.

Financial institutions and intermediaries may purchase Class B and C Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems.

Certain investors who deal directly with a financial institution or financial intermediary will have to follow the institution's or intermediary's procedures for transacting with the Funds. If you purchase, sell or exchange Fund shares through a financial institution or intermediary (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to your financial institution or intermediary at an earlier time for your transaction to become effective that day. This allows the financial institution or intermediary time to process your request and transmit it to the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly.

You may purchase shares through financial intermediaries, or other financial institutions that have executed dealer agreements. You cannot purchase Fund shares by Federal Reserve wire or on Federal holidays on which wire transfers are restricted. The Funds may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the assets in the Fund. The Institutional Tax Free Fund and California Tax Exempt Fund calculate their NAV at 3:00 p.m. and 2:00 p.m., Eastern time, respectively. If you want to receive the current Business Day's NAV, generally the Funds must receive your purchase order before the time that NAV is determined (usually 3:00 p.m. and 2:00 p.m. Eastern time for the Institutional Tax Free Fund and California Tax Exempt Fund, respectively).

HOW THE FUNDS CALCULATE NAV

The Funds value their securities by utilizing the amortized cost valuation method (as described in the SAI). If amortized cost is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds expect their NAV to remain constant at $1.00 per share, although there is no guarantee that the Funds can accomplish this.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also sell your shares by contacting your financial institution or intermediary by mail or telephone. If you would like to sell your shares, please notify the Funds in writing and include a signature guarantee (a notarized signature is not sufficient). Generally, the Funds must receive your redemption request before 1:30 p.m. Eastern time. The sale price of each share will be the next NAV determined after the Funds receive your request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not

8 PROSPECTUS

PURCHASING, SELLING, AND EXCHANGING FUND SHARES

responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believes to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after they receive your request. Your proceeds can be wired to a bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS).

REDEMPTIONS IN KIND

The Funds generally pay sale proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum, $45 million for Class B and C Shares of the Institutional Tax Free Fund, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

EXCHANGING FUND SHARES

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class B and C Shares of the Funds for shares of the same Class of any other Fund on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS). This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's Class B or C Shares.

For Class B and C Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

For Class B and C Shares, administrative servicing fees, as a percentage of average daily net assets, may be up to 0.05% and 0.25%, respectively.

                                                                    PROSPECTUS 9

                                             DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their income monthly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Funds will distribute substantially all of their income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its portfolio securities. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Funds intend to distribute federally tax-exempt income. The Funds may invest a portion of their assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

The Funds are not liable for any income or franchise taxes in the Commonwealth of Massachusetts as long as they qualify as regulated investment companies under Federal tax law.

MORE INFORMATION ABOUT TAXES IS IN THE FUNDS' STATEMENT OF ADDITIONAL
INFORMATION.

10 PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class B and C Shares of the Institutional Tax Free Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies the Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

SEI TAX EXEMPT TRUST - FOR THE YEARS ENDED AUGUST 31
FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                                                                                    NET REALIZED
                            INVESTMENT/                                                            AND UNREALIZED
                 NET ASSET  ACTIVITIES                                                             GAIN (LOSS) ON
                  VALUE,       NET       DISTRIBUTIONS/                                             INVESTMENTS     NET ASSET
                 BEGINNING  INVESTMENT   NET INVESTMENT    DISTRIBUTIONS/ NET        TOTAL          AND CAPITAL     VALUE, END
                 OF PERIOD    INCOME         INCOME          REALIZED GAIN       DISTRIBUTIONS      TRANSACTIONS    OF PERIOD
                 ---------  ----------  ----------------   ------------------   ----------------   --------------   ----------
----------------------------
INSTITUTIONAL TAX FREE FUND
------------------------
Class B
1998...........  $    1.00  $   0.031   $   (0.031)                  --         $   (0.031)                --       $     1.00
1997...........       1.00      0.031       (0.031)                  --             (0.031)                --             1.00
1996...........       1.00      0.032       (0.032)                  --             (0.032)                --             1.00
1995...........       1.00      0.033       (0.033)                  --             (0.033)                --             1.00
1994...........       1.00      0.022       (0.022)                  --             (0.022)                --             1.00
Class C
1998...........  $    1.00  $   0.029   $   (0.029)                  --         $   (0.029)                --       $     1.00
1997...........       1.00      0.029       (0.029)                  --             (0.029)                --             1.00
1996(1)........       1.00      0.029       (0.029)                  --             (0.029)                --             1.00

                                                                              RATIO OF
                                                                                 NET
                              NET                 RATIO OF      RATIO OF     INVESTMENT
                              ASSETS,            EXPENSES TO       NET        INCOME TO
                              END   RATIO OF     AVERAGE NET   INVESTMENT    AVERAGE NET
                              OF   EXPENSES TO     ASSETS       INCOME TO      ASSETS      PORTFOLIO
                  TOTAL       PERIOD AVERAGE NET  EXCLUDING    AVERAGE NET    EXCLUDING     TURNOVER
                  RETURN      (000)   ASSETS     FEE WAIVERS     ASSETS      FEE WAIVERS      RATE
                 --------     ---  -----------   -----------   -----------   -----------   ----------
---------------
INSTITUTIONAL T
---------------
Class B
1998...........      3.15%    $95,004     0.63%      0.73%         3.06%         2.96%             --
1997...........      3.13     34,783     0.63        0.73          3.10          3.00              --
1996...........      3.21     14,156     0.63        0.80          3.16          2.99              --
1995...........      3.39     15,084     0.63        0.82          3.32          3.13              --
1994...........      2.21     21,725     0.63        0.81          2.31          2.13              --
Class C
1998...........      2.94%    $22,676     0.83%      0.93%         2.89%         2.79%             --
1997...........      2.93     9,382     0.83         0.95          2.85          2.73              --
1996(1)........      2.92     19,208     0.83*       0.96*         2.89*         2.76*             --

*    Annualized.
(1) The Institutional Tax Free Fund - Class C commenced operations on September 11, 1995.

SEI
  INVESTMENTS

  The Art of People. The Science of Results.




More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated January 31, 1998, includes more detailed information about SEI Tax Exempt Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports typically list the Funds' holdings and contain information from the Funds' managers about fund strategies and market conditions and trends. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Telephone:   Call 1-8OO-DIAL-SEI
By Mail:        Write to the Fund at:
                One Freedom Valley Drive
                Oaks, PA 19456

By Internet:    http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Tax Exempt Trust, from the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

The Trust's Investment Company Act registration number is 811-3447.

INV-375




SEI
  INVESTMENTS

Prospectus as of October 1, 1999

MONEY MARKET

                                  [PHOTO]

                             -------------------
                             Institutional
                             Tax Free Fund
                             -------------------
                             California
                             Tax Exempt Fund
                             -------------------

                             CLASS B & C

                             The Securities and Exchange
                             Commission has not approved
                             or disapproved any Fund shares or
                             determined whether this
                             prospectus is accurate or
                             complete. It is a crime for anyone
                             to tell you otherwise.